UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2011
Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 Nancy Ridge Drive, Suite 103, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. Roberto Crea resigned as a member of the Board of Directors of Apricus Biosciences, Inc (the “Company”), effective as of May 16, 2011.  Dr. Crea’s intent to resign was previously announced on a Current Report on Form 8-K, filed by the Company on April 29, 2011.  Dr. Crea, who was a Class I Director and served on the Compensation and Corporate Governance/Nominating Committees, resigned for family reasons; Dr. Crea did not resign due to any disagreements with the Company or the Board.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 16, 2011, the Company held an annual meeting of stockholders to: (i) elect three Class III directors to serve until the 2014 annual meeting; (ii) ratify the selection of EisnerAmper LLP as its independent registered public accounting firm for the year ending December 31, 2011; and (iii) amend its 2006 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder.

The number of shares of common stock entitled to vote at the annual meeting was 19,533,018.  The number of shares of common stock present or represented by valid proxy at the annual meeting was 14,271,483.  All matters submitted to a vote of our stockholders at the annual meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

 Election of three Class III Directors

Director Nominee	Votes For	Votes Withheld
Bassam B. Damaj Ph.D.	5,188,624	40,439
Leonard Oppenheim, Esq.	5,184,136	44,927
Rusty Ray	5,186,246	42,817

There were 9,042,420 broker non-votes regarding the election of directors.

(iii)           Ratification of Auditors

Stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The results of the voting included 14,157,825 votes for, 43,465 votes against, and 70,193 votes abstained.

There were no broker non-votes regarding this proposal.

(iv)           Amendment of 2006 Stock Incentive Plan

Stockholders approved the amendment of the Company’s 2006 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder.  The results of the voting included 4,236,262 votes for,  986,814 votes against and 45,987 votes abstained.

There were 9,042,420 broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

	By:	/s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and Chief Financial Officer
Date: May 16, 2011